Exhibit 99.906

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In conjunction with the Annual Report to Shareholders on Form N-CSR of Pacific Select Fund (the “Fund”) for the fiscal half-year ended June 30, 2018 as filed with the Securities and Exchange Commission (the “Report”), Adrian Griggs as Chief Executive Officer of the Fund and Trevor Smith, as Treasurer (Principal Financial and Accounting Officer) of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Fund.

Date: August 27, 2018

/s/ Adrian Griggs
Adrian Griggs Chief Executive Officer, Pacific Select Fund

/s/ Trevor Smith
Trevor Smith
Treasurer (Principal Financial and Accounting Officer), Pacific Select Fund